UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

Rigel Resource Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41022	98-1594226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(646) 453-2672
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RRAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RRAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RRAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

December 2023 Working Capital Loan

On December 28, 2023, Rigel Resource Acquisition Corp (the “Company”) entered into a Promissory Note (the “December 2023 Working Capital Loan”) with its sponsor, Rigel Resource Acquisition Holding LLC, a Cayman Islands limited liability company (the “Sponsor”). Pursuant to the December 2023 Working Capital Loan, the Sponsor has agreed to loan to the Company up to $1,500,000 to be used for working capital purposes. The loans will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination pursuant to its amended and restated memorandum and articles of association (as amended from time to time) and the consummation of the Company’s initial business combination.

The foregoing description of the December 2023 Working Capital Loan does not purport to be complete and is qualified in its entirety by the terms and conditions of the December 2023 Working Capital Loan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Extension Loans

On December 28, 2023, the Company amended and restated: (i) that certain Convertible Promissory Note, dated as of May 8, 2023, by the Company in favor of the Sponsor in the principal amount of up to $3,000,000 (the “May 2023 Extension Loan”) and (ii) that certain Convertible Promissory Note, dated as of August 9, 2023, by the Company in favor of the Sponsor in the principal amount of up to $4,200,000 (the “August 2023 Extension Loan” and together with the May 2023 Extension Loan, the “Amended and Restated Extension Loans”) to add Orion Mine Finance GP III LP, a Cayman Islands limited partnership, as a payee (together with the Sponsor, the “Payees”). The Amended and Restated Extension Loans will be repayable by the Company to the Payees on a pro rata basis based on the amount of the principal balance each Payee has advanced under the Amended and Restated Extension Loans. The Amended and Restated Extension Loans do not otherwise materially modify the terms of the May 2023 Extension Loan and the August 2023 Extension Loan and are effective as of May 8, 2023 and August 9, 2023, respectively.

The foregoing description of the Amended and Restated Extension Loans does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Extension Loans, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The maturity date of the December 2023 Working Capital Loan and the Amended and Restated Extension Loans may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the December 2023 Working Capital Loan or the Amended and Restated Extension Loans may be prepaid at any time by the Company, at its election and without penalty; provided, however, that with respect to the Amended and Restated Extension Loans, the Payees shall have a right to first convert such principal balance, subject to the terms of Section 6 of the Amended and Restated Extension Loans, upon notice of such prepayment.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The warrants that may be issued pursuant to the Amended and Restated Extension Loans will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. Each warrant will entitle the holder thereof to purchase one Class A ordinary share of the Company at an exercise price of $11.50 per share, subject to certain adjustments. The warrants shall be identical to the warrants issued to the Sponsor pursuant to the Private Placement Warrants Purchase Agreement, dated as of November 4, 2021, by and among the Company, the Sponsor and certain other purchasers named therein, in connection with the Company’s initial public offering that was consummated on November 9, 2021. Such warrants are exercisable 30 days after the completion of the Company’s initial business combination, subject to certain conditions and exceptions. Such warrants are identical to the warrants included in the units sold in the Company’s initial public offering, except that, so long as they are held by the Payees, Nathanael Abebe, certain of the Company’s directors or their permitted transferees: (1) they will not be redeemable by the Company (except under certain circumstances as described in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, as warrant agent, dated November 4, 2021); (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Payees until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. Such warrants expire at 5:00 p.m., New York City time, five years after the completion of the Company’s initial business combination, or earlier upon redemption or liquidation.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s ability to complete an initial business combination and other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the reports the Company files with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1+	Promissory Note, dated as of December 28, 2023, by and between Rigel Resource Acquisition Corp and Rigel Resource Acquisition Holding LLC
10.2+	Amended and Restated Convertible Promissory Note, dated as of December 28, 2023, by and between Rigel Resource Acquisition Corp, Rigel Resource Acquisition Holding LLC and Orion Mine Finance GP III LP.
10.3+	Amended and Restated Convertible Promissory Note, dated as of December 28, 2023, by and between Rigel Resource Acquisition Corp, Rigel Resource Acquisition Holding LLC and Orion Mine Finance GP III LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2023

Rigel Resource Acquisition Corp

By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

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